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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      APRIL 22, 1999
                                                 -------------------------------

                              ORBCOMM GLOBAL, L.P.
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             (Exact name of registrant as specified in its charter)


       DELAWARE                      333-11149                 54-1698039
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(State or Other Jurisdiction         (Commission            (IRS Employer
     of Incorporation)               File Number)         Identification No.)


2455 HORSE PEN ROAD, SUITE 100           HERNDON, VIRGINIA          20171
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:        (703) 406-6000
                                                    ----------------------------

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         By letter dated April 22, 1999, KPMG LLP (KPMG) notified the Registrant (sometimes referred to herein as the "Company") that it had resigned as the Registrant's auditors. In the same letter KPMG notified the Registrant that it was resigning as the auditors for two of the Registrant's affiliates - ORBCOMM USA, L.P. and ORBCOMM International Partners, L.P.

         KPMG's reports on the Registrant's, ORBCOMM USA's and ORBCOMM International's financial statements for the years ended December 31, 1997 and December 31, 1998 contained no adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Registrant's financial statements for the two years ended December 31, 1998 and through April 22, 1999, there were no disagreements between the Registrant and KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG would have caused it to make a reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods, except as follows:

              1. With respect to the audited financial statements of the Registrant for the year ended December 31, 1998, KPMG expressed a disagreement with management over management's proposed recognition of revenue with respect to certain license fees paid by international service providers. Under the Company's contracts with its international service providers, a provider typically pays the Company a non-refundable license fee paid at the time the agreement is signed or on the achievement of certain milestones (i.e. satellite launch, receipt of regulatory approval, passage of time), and also pays the Company a monthly satellite usage fee over the life of the contract, which is usually ten years. The Company proposed to record as revenue the entire amount of the non-refundable license fee received from the service provider on the occurrence of certain events. KPMG disagreed with that proposal and advised the Company that the license fee should be recognized as revenue ratably over the life of the contract (which is usually ten years). The Company ultimately adopted the accounting treatment for these contracts which was in accordance with KPMG's position.

              2. With respect to the audited financial statements of the Registrant for the year ended December 31, 1998, KPMG expressed a disagreement with management over management's position that the Registrant was no longer a development stage enterprise. KPMG's position was that the Registrant was still a development stage enterprise for the audited period. The Registrant is presented in such financial statements as a development stage enterprise in accordance with KPMG's position.

         The audit committee of the Registrant was advised of the resolution of these matters.

         On June 21, 1999, the Registrant engaged Arthur Andersen LLP ("Arthur Andersen") as its independent auditor to audit the Registrant's consolidated financial statements for the year ended December 31, 1999, and to audit the financial statements of two of its affiliates, ORBCOMM USA, L.P. and ORBCOMM International Partners, L.P., for the year ended December 31, 1999. During the two most recent fiscal years of the Registrant, and during the subsequent interim period preceding the engagement of Arthur Andersen, neither the Registrant nor anyone on its behalf consulted with Arthur Andersen regarding (a) the application of accounting principles to any transactions, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (b) the matters that were the subject of the disagreements described in the numbered paragraphs above. Neither any written report nor any oral advice was provided to the Registrant by Arthur Andersen regarding any of the above.

         The Registrant has requested that KPMG issue a letter to the Securities and Exchange Commission stating whether it agrees with the above statements. The Registrant has also requested that Arthur Andersen issue a letter to the Securities and Exchange Commission stating whether it agrees with the above statements. The Registrant has filed these letters as exhibits to this Form 8-K/A.


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the Securities and Exchange Commission stating whether it agrees with the above statements. The Registrant has filed these letters as exhibits to this Form
8-K/A.

         The Registrant has authorized KPMG to respond fully to the inquiries, if any, of its subsequent auditors concerning these matters.

         During the aforementioned period, there occurred no "reportable event" within the meaning of Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.  Not applicable.

         (b)   PRO FORMA FINANCIAL INFORMATION.  Not applicable

         (c)   EXHIBITS. The following exhibits are filed with this report:


--------------------------------------------------------------------------------
Exhibit No.                             Description
-----------                             -----------
--------------------------------------------------------------------------------
16.1                                    Letter from KPMG LLP to the Securities
                                        and Exchange Commission regarding
                                        the Registrant's Form 8-K/A filed
                                        on June 28, 1999
--------------------------------------------------------------------------------
16.2                                    Letter from Arthur Andersen to the
                                        Securities and Exchange Commission
                                        regarding  Registrant's Form 8-K/A
                                        filed on June 28, 1999
--------------------------------------------------------------------------------


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ORBCOMM GLOBAL, L.P.

Date:    June 28, 1999                   By: /s/ MARY ELLEN SERAVALLI
     -------------------                    --------------------------
                                            Mary Ellen Seravalli, Esq.
                                             Senior Vice President,
                                             General Counsel and Secretary


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                                 EXHIBIT INDEX


--------------------------------------------------------------------------------
Exhibit No.                             Description
-----------                             -----------
--------------------------------------------------------------------------------
16.1                                    Letter from KPMG LLP to the Securities
                                        and Exchange Commission re:
                                        the Registrant's Form 8-K/A filed on
                                        June 28, 1999
--------------------------------------------------------------------------------
16.2                                    Letter from Arthur Andersen to the
                                        Securities and Exchange Commission
                                        regarding  the Registrant's Form
                                        8-K/A filed on June 28, 1999
--------------------------------------------------------------------------------


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